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Energizer Resources Inc.
(Name of Company As Specified In Charter)

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ENERGIZER RESOURCES INC.
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada and
1224 Washington Avenue, Miami Beach, FL 33139 USA

NOTICE OF ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS
I am pleased to give you notice that the 2012 Annual and Special Meeting of Stockholders (the “Meeting”) of Energizer Resources Inc. (the “Company”) will be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario, M5X 1C1 on Tuesday February 19, 2013 at 10:30 a.m., local time for the following purposes:

1.
To elect eight directors of the Company, each to hold their offices until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.

2.
To approve an increase of the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.   The Board of Directors suggests that the Stockholders vote “FOR” this proposal at the meeting.

3.
To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 32,500,000 from 27,000,000.  The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting.

4.
To approve an amendment to the Company’s Articles of Incorporation to comply with the Toronto Stock Exchange requirements prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future.  The Board of Directors suggests that the Stockholders vote “FOR” this proposal at the meeting.

5.
To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013. The Board of Directors recommends that the Stockholders vote “FOR” this Proposal at the Meeting.

6.	To transact such other business as may properly come before the Meeting.

The Board of Directors has fixed the close of business on Wednesday January 9, 2013 at 5pm local time as the record date for the annual and special meeting.  Only holders of record of the Company’s common stock at that time are entitled to notice of, and to vote at, the meeting.

Dated: January 4, 2013	By:	/s/ J.A. Kirk McKinnon
J.A. Kirk McKinnon, Chairman and Chief Executive Officer

Whether or not you expect to be present at the meeting, you are urged to fill in, date, sign and return the enclosed proxy card.  If you wish to attend the meeting, please check the appropriate box on the enclosed proxy card and return it in the enclosed envelope. REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU PLAN TO ATTEND THE MEETING, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED.  If you hold your shares in "street name" (that is, through a broker, bank or other nominee), please complete, date and sign the voting instruction card that has been provided to you by your broker, bank or other nominee and promptly return it in the enclosed envelope. If you hold your shares directly and plan to attend the meeting in person, please remember to bring a form of personal identification with you and, if you are acting as a proxy for another stockholder, please bring written confirmation from the record owner that you are acting as a proxy. If you hold your shares in "street name" and plan to attend the meeting in person, please remember to bring a form of personal identification with you and proof of beneficial ownership. The annual and special meeting for which this notice is given may be adjourned from time to time without further notice other than announcement at the meeting or any adjournment thereof.  Any business for which notice is hereby given may be transacted at any such adjourned meeting.

 ENERGIZER RESOURCES INC.

1224 Washington Avenue, Miami Beach, FL 33139 USA and
520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5 Canada
Tel:(416) 364-4911; Fax:(416) 364-2753

PROXY STATEMENT FOR 2012 ANNUAL AND SPECIAL MEETING OF STOCKHOLDERS OF ENERGIZER RESOURCES INC. February 19, 2013

Introduction
This proxy statement is being furnished to the stockholders of Energizer Resources Inc. (the “Company”) by its Board of Directors (the “Board”) in connection with the 2012 Annual and Special Meeting of Stockholders (the “Meeting”) to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario M5X 1C1 on Tuesday February 19, 2013 at 10:30 a.m., local time, or at any adjournment or postponement thereof.

Our registered United States office is located at 1224 Washington Avenue, Miami Beach, FL 33139 USA and our principal office is located at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The Company is listed on the Toronto Stock Exchange (“TSX”) in Canada (ticker EGZ), on the OTCQB in the United States of America (ticker: ENZR) and on the Frankfurt, Germany stock exchange (ticker: YE5).

Date, Time and Place
This proxy statement is being sent to you in connection with the solicitation of proxies by the Board to holders of its common stock for use at the Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on Tuesday February 19, 2013 at 10:30 a.m., local time, or at any adjournment or postponement thereof.  The proxy cut-off date for shares to be voted in advance of the meeting will be on Friday February 15, 2013 at 5pm, local time.

Record Date
Stockholders of record at the close of business on Wednesday January 9, 2013, the record date for the annual and special meeting, are entitled to receive this proxy statement and to vote at the meeting and at any adjournment or postponement thereof.  On the record date, there were 163,254,320 outstanding shares of the Company’s common stock entitled to notice of and to vote at the annual and special meeting.  Holders of our common stock have one vote per share on each matter to be acted upon.  A list of the stockholders of record entitled to vote will be available at the annual and special meeting and for 10 days prior to the annual and special meeting, for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m. at our principal office at 520 – 141 Adelaide Street West, Toronto, Ontario, M5H 3L5, Canada.

The presence in person or by proxy of holders of at least ten percent of the outstanding shares of common stock of the Company constitutes a quorum.  For purposes of determining the presence of a quorum for transacting business, abstentions and broker “non-votes” (proxies from banks, brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the banks, brokers or nominees do not have discretionary power) will be treated as shares that are present. There are no cumulative voting rights. Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting, who will determine whether or not a quorum is present.

Proposals to be Considered by Shareholders
At the Meeting, we will ask holders of our common stock to consider and vote upon the following items:

(1)           Election of Directors
The election of the Company’s directors, namely J.A. Kirk McKinnon, Richard Schler, Craig Scherba, John Sanderson, Quentin Yarie, V. Peter Harder, Johann de Bruin and Albert A. Thiess, Jr.  If elected, these directors will each serve until the next annual meeting of the Company’s stockholders or until their successors have been duly elected and qualified or until his earlier resignation, removal or death.   Up to nine directors are allowed to serve at any one time.

(2)           Approve the increase of the authorized capital stock of the Company
Approval of the proposal to increase the capital stock of the Company will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, voters who abstain will have the same effect as votes against the proposal, and broker non-votes will have no effect on the vote on the proposal.

 (3)           Approve the Amended and Restated Stock Option Plan
To approve an amendment, by Disinterested Shareholder Approval, as defined in this document,  to the Company’s Amended and Restated Stock Option Plan (the “Plan”) to increase the authorized number of options for common shares of the Company authorized to be issued to 32,500,000 from 27,000,000.

(4)           Approve an amendment to the Company’s Articles of Incorporation
To approve an amendment to the Company’s Articles of Incorporation to comply with the Toronto Stock Exchange requirements prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future.

(5)           Ratification of the appointment of an Independent Registered Public Accounting Firm
The ratification of the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.

Votes Required By Shareholders
(1)           Election of Directors
The eight directors nominated for election will be elected by a plurality of the votes cast, in person or by proxy, at the Meeting.  Therefore each director who has more “for” votes than “against” votes will be elected to the Board.  Abstentions from voting and broker “non-votes” on the election of directors will have no effect since they will not represent votes cast for the purpose of electing directors.

(2)           Approve the increase of the authorized capital stock of the Company
Approval of an increase to the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board.  This proposal will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against.

(3)           Approve the Amended and Restated Stock Option Plan
Disinterested Shareholder Approval, as defined in this document, of an amendment to the Company’s Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 32,500,000 from 27,000,000 will require the affirmative vote of a majority of the votes cast. This proposal will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against.

(4)           Approve an amendment to the Company’s Articles of Incorporation
Approval of an amendment to the Company’s Articles of Incorporation to comply with the Toronto Stock Exchange requirements prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future. This proposal will require the affirmative vote of a majority of the votes cast.  For purposes of this vote, votes to abstain will have the same effect as votes against.

 (5)          Ratification of the appointment of an Independent Registered Public Accounting Firm
The proposal to ratify the appointment of MSCM LLP, Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013, will require the affirmative vote of a majority of the votes cast.  For the purposes of this vote, votes to abstain will have the same effect as votes against the proposal. Broker non-votes will have no effect on the vote on such proposal.

Voting of Proxies
Shares of our common stock will be voted in accordance with the instructions contained in the proxies.  If you return a signed proxy card without indicating your vote, your shares will be voted in the following manner:

·	FOR the election of persons put forth in this proxy to serve on the Board of the Company;
·	FOR the approval to increase the authorized capital stock of the Company;
·	FOR the approval of the amendment to the Company’s Amended and Restated Stock Option Plan that increases the number of options for common shares of the Company authorized to be issued;
·
FOR the approval of the amendment to the Company’s Articles of Incorporation prohibiting the Company from issuing, for consideration, promissory notes or promises to pay for services to be performed in the future as required by the TSX;

·	FOR the ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013; and
·
regarding any other matter that may properly be brought before the Meeting in accordance with the judgment of the person or persons voting.  We do not expect that any matter other than the matters described in this proxy statement to be brought before the Meeting.

Revocability of Proxies – How to Vote
The grant of a proxy on the enclosed proxy card does not preclude a stockholder from voting in person.  You may revoke a proxy at any time prior to your proxy being voted:  (1) by delivering to our Chairman and Chief Executive Officer, prior to the Meeting, a written notice of revocation bearing a later date or time than the proxy; (2) by timely delivery of a valid, later dated proxy; or (3) by attending the Meeting and voting in person.

Attendance at the Meeting will not by itself constitute revocation of a proxy.  If an adjournment occurs, it will have no effect on the ability of stockholders of record as of the record date to exercise their voting rights or to revoke any previously delivered proxies.  We do not expect to adjourn the meeting for a period of time long enough to require the setting of a new record date.

If your shares are registered directly in your name with our transfer agent, Empire Stock Transfer Inc., you are considered, with respect to those shares, the “stockholder of record.”  The Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card have been sent directly to you on the Company’s behalf at the address on file with Empire Stock Transfer Inc.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name.  The following documents have been forwarded to you by your broker, bank or other holder of record who is considered, with respect to those shares, the shareholder of record:  Notice of Annual and Special Meeting of Stockholders, Proxy Statement, Annual Report on Form 10-K and proxy card.  As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing.

SOLICITATION OF PROXIES
The Company will pay the cost of solicitation of proxies on behalf of the Board.  In addition to mail, proxy solicitation may be made through other means, including by telephone, facsimile and personal interview by our officers, directors and employees. We will, upon request, reimburse banks, brokers, nominees and other record holders for their reasonable expenses in sending soliciting material to stockholders. Stockholders should not send stock certificates with their proxy cards.

STATEMENTS REGARDING FORWARD-LOOKING INFORMATION
This proxy statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to the financial condition, results of operations, cash flows, financing plans, business strategies, capital and other expenditures, competitive positions, growth opportunities for existing products, plans and objectives of management and other matters. Statements in this document that are not historical facts are identified as forward-looking statements for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act and Section 27A of the Securities Act of 1933, as amended, or the Securities Act.

When we use the words "anticipate," "estimate," "project," "intend," "expect," "plan," "believe," "should," "likely" and similar expressions, we are making forward-looking statements. These forward-looking statements are found at various places throughout this proxy statement and any other documents we incorporate by reference in this proxy statement. We caution you not to place undue reliance on these forward-looking statements, which speak only as of the date they were made. We do not undertake any obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.   These forward-looking statements, including statements relating to future business prospects, revenues, working capital, liquidity, capital needs and income, wherever they occur in this proxy statement, are estimates reflecting judgment. These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Forward-looking statements should, therefore, be considered in light of various important factors, including those set forth in this proxy statement and those discussed from time to time in our Securities and Exchange Commission, or SEC, reports, including our annual report on Form 10-K for the year ended June 30, 2012 filed with the SEC on September 24, 2012 and our filed quarterly reports on Form 10-Q. You should read and consider carefully the information about these and other risks set forth under the caption "Risk Factors" in such filings.

PROPOSAL 1 - ELECTION OF DIRECTORS
Nominees
The Company’s Board currently consists of eight directors.  Up to nine directors are allowed.  The following table sets forth the name, age and position of each executive officer and director the Company as at January 1, 2013. Directors of the Company hold their offices until the next annual meeting of the Company’s shareholders or until their successors have been duly elected and qualified or until their earlier resignation, removal of office or death.  Executive officers of the Company are elected by the Board to serve until their successors are elected and qualified. There are no family relationships between any director or executive officer of the Company.

Name	Age	Position
J.A. Kirk McKinnon	69	Chief Executive Officer, Chairman and Director
Richard E. Schler	59	Executive Vice President and Director
Craig Scherba	40	President and Director
John Sanderson	77	Vice Chairman and Director
V. Peter Harder	60	Director
Quentin Yarie	47	Director
Johann de Bruin	42	Director
Albert A. Thiess, Jr.	65	Director

J.A. Kirk McKinnon (Brampton, Canada):  Mr. McKinnon has served as the Company’s Chairman and Chief Executive Officer since October 1, 2009 and a director since April 2006. Mr. McKinnon also served as the Company’s President and Chief Executive Officer from April 2006 to September 30, 2009. He brings over 25 years of senior management experience to the Company.  Mr. McKinnon is currently President and CEO of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX - Venture Exchange headquartered in Toronto, Canada. Previously, Mr. McKinnon held senior management positions with several high profile Canadian corporations, including Nestle Canada. Mr. McKinnon is well versed in business management and he has been very successful in raising funds in the capital markets.

Richard E. Schler, MBA (Toronto, Canada):  Mr. Schler has served as our Company’s Executive Vice President since September 2012 and as a director since April 2006.  Mr. Schler was Vice President, Chief Operating Officer and Chief Financial Officer from August 2011 to September, 2012 and the Chief Financial Officer from April 2006 to September 2009. He is also currently serving as Chief Operating Officer and Chief Financial Officer of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX - Venture Exchange headquartered in Toronto, Canada. Before joining these companies, Mr. Schler held various senior management positions with noted corporations. He has over 25 years of experience in the manufacturing sector. Mr. Schler is experienced in financial management and business operations and has been successful in raising funds in the capital markets.

Craig Scherba, P.Geol. (Oakville, Canada):  Mr. Scherba was appointed as our President and Chief Operating Officer during September 2012 and a director during January 2010.  Mr. Scherba served as Vice President, Exploration of the Company from January 2010 to September 2012.  Mr. Scherba also servers as Vice President, Exploration of MacDonald Mines Exploration Ltd., Red Pine Exploration Inc. and Honey Badger Exploration Inc., all of which are resource exploration companies trading on the TSX - Venture Exchange headquartered in Toronto, Canada.  In addition, Mr. Scherba was professional geologist with Taiga Consultants Ltd. (“Taiga”), a mining exploration consulting company from March 2003 to December 2009.  He was a managing partner of Taiga between January 2006 and December 2009.  Mr. Scherba has been a professional geologist (P. Geol.) since 2000, and his expertise includes supervising large Canadian and international exploration.  Mr. Scherba was an integral member of the exploration team that developed Nevsun Resources’ high grade gold, copper and zinc Bisha project in Eritrea. While at Taiga, Mr. Scherba served as the Company's Country and Exploration Manager in Madagascar during its initial exploration stage.

John Sanderson Q.C. (Vancouver, Canada):  Mr. Sanderson has been Vice Chairman of the Board of the Company since October 1, 2009 and a director of our Company since January 2009. Mr. Sanderson was Chairman of the Board of the Company from January 2009 to September 2009. Mr. Sanderson is a mediator, arbitrator, consultant and lawyer called to the bar in the Canadian Provinces of Ontario and British Columbia. Mr. Sanderson’s qualifications to serve as a director include his many years of legal and mediation experience in various industries.  He has acted as mediator, facilitator and arbitrator in British Columbia, Alberta, Ontario and the Northwest Territories, in numerous commercial transactions, including insurance claims, corporate contractual disputes, construction matters and disputes, environmental disputes, inter-governmental disputes, employment matters, and in relation to aboriginal claims.  He is a member of mediation and arbitration panels with the British Columbia Arbitration and Mediation Institute, the British Columbia International Commercial Arbitration Centre & Mediate BC.

V. Peter Harder, LL.D, M.A., B.A. (Hons) (Manotick, Canada):  Mr. Harder has served as a director of the Company since July 2, 2009. He is a Senior Policy Advisor to Fraser Milner Casgrain, LLP (“FMC”), a Canadian national law firm.  Prior to joining FMC, Mr. Harder was a long-serving Deputy Minister in the Government of Canada. First appointed a Deputy Minister in 1991, he served as the most senior public servant in a number of federal departments including Treasury Board, Solicitor General, Citizenship and Immigration, Industry and Foreign Affairs and International Trade. At Foreign Affairs, Mr. Harder assumed the responsibilities of the Personal Representative of the Prime Minister to three G8 Summits (Sea Island, Gleneagles and St. Petersburg).  Mr. Harder is also a director of Power Financial Corporation (TSX: PWF), IGM Financial Corporation (TSX: IGM), Telesat Canada, Northland Power Inc. (TSX: NPI), Timberwest Forest Company and Magna International Inc. (TSX: MG, NYSE: MGA).  In 2008, Mr. Harder was elected the President of the Canada China Business Council (CCBC).

Quentin Yarie, P.Geol. (Toronto, Canada):  Mr. Yarie has served as a director of our Company since 2008. Mr. Yarie is an experienced geophysicist and a successful entrepreneur with over 20 years experience in mining and environmental/engineering.  Mr. Yarie has project management and business development experience as he has held positions of increasing responsibility with a number of Canadian-based geophysical service providers. Since January 2010, Mr. Yarie has been Senior Vice President Exploration for MacDonald Mines Exploration Ltd, Red Pine Exploration Inc. and Honey Badger Exploration Inc all listed on the TSX-Venture Exchange headquartered in Toronto, Canada.  From October 2007 to December 2009, Mr. Yarie was a business development officer with Geotech Ltd, a geo-physical airborne survey company. From September 2004 to October 2007, Mr. Yarie was a senior representative of sales and business development for Aeroquest Limited. From 1992-2001, he was a partner of a specialized environmental and engineering consulting group where he managed a number of large projects including the ESA of the Sydney Tar Ponds, the closure of the Canadian Forces Bases in Germany and the Maritime and Northeast Pipeline project.

Johann de Bruin, Pr. Eng (Pretoria, South Africa):  Mr. de Bruin, Pr. Eng, was appointed a Director during February 2012.  Mr. de Bruin is a Director of DRA with a 15-year track record of bringing numerous greenfield mining projects throughout Africa to feasibility.  He currently leads the initiative of business development in Africa for DRA and has acted as the primary liaison between DRA and the Company over the past four years.  Mr. de Bruin brings considerable insight and skill into evolving the infrastructure components associated with new projects in developing countries.

Albert A. Thiess, Jr. (Bluffton, United States of America):  Mr. Thiess was appointed a Director during May 2012.  Mr. Thiess brings over 35 years of accounting, finance and management experience to the Company.  Mr. Thiess served as an audit partner in Coopers & Lybrand, LLP and with PricewaterhouseCoopers LLP following the merger of those firms in 1998.  He served clients in the automotive, banking, retail and manufacturing industries, as well as serving as the Managing Partner of the Detroit, Michigan and Los Angeles, California offices.  He also was elected to the Governing Council of Coopers & Lybrand.  Following the merger with PricewaterhouseCoopers, Mr. Thiess managed various global functions for the newly merged firm.

Recommendation of the Board of Directors
The Board recommends a vote FOR the election of each of the nominees.

Corporate Governance
The Company’s Board has established four committees: the Audit Committee, capital projects committee, disclosure committee and a special advisory committee.  The Company’s Board does not currently have any nominating, compensation, or committees not listed above.  The entire Board performs the functions performed by those other committees.  Due to the size of the Company, the Board has determined that it is not currently appropriate for such committees to be established.

Audit Committee
The following directors serve on the Audit Committee, all of whom are independent as per the independence standards of the NYSE Amex:  John Sanderson, V. Peter Harder and Quentin Yarie.  The Audit Committee assists our Board  in its oversight of the Company’s accounting and financial reporting processes and the audits of the Company’s financial statements, including (i) the quality and integrity of the Company’s financial statements, (ii)  the Company’s compliance with legal and regulatory requirements, (iii) the independent auditors’ qualifications and independence and (iv) the performance of the Company’s internal audit functions and independent auditors, as well as other matters which may come before it as directed by the Board.  Further, the audit committee, to the extent it deems necessary or appropriate, among its several other responsibilities, shall:

•
be responsible for the appointment, compensation, retention, termination and oversight of the work of any independent auditor engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•	discuss the annual audited financial statements and the quarterly unaudited financial statements with management and the independent auditor prior to their filing with the SEC;
•
periodically review with management (a) issues regarding accounting principles and financial statement presentations, including significant changes in the Company’s selection or application of accounting principles, and (b) the effect of any regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company;

•	monitor the Company’s policies for compliance with federal, state, local and foreign laws and regulations and the Company’s policies on corporate conduct;
•	maintain open, continuing and direct communication between the Board, the committee and both the company’s independent auditors and its internal auditors; and
•
monitor our compliance with legal and regulatory requirements, with the authority to initiate any special investigations of conflicts of interest, and compliance with federal, state and local laws and regulations, including, but not limited to, the Foreign Corrupt Practices Act.

Orientation and Continuing Education
The Company does not provide a formal orientation and education program for new directors.  New directors are given an opportunity to familiarize themselves with the Company by visiting the Company's corporate offices, meeting with other directors, reviewing the rules and regulations of the stock exchanges where the Company’s shares are listed, and reviewing the Company's by-laws and related documents.   Moreover, new directors are invited to speak with the Company's solicitors and auditors to become familiar with their legal responsibilities.

Ethical Business Conduct
The role of the Board is to oversee the conduct of the Company's business, to set corporate policy and to supervise management, which is responsible to the Board for the day-to-day conduct of business.  However, given the size of the Company, material transactions are addressed at the Board level. The Board discharges five specific responsibilities as part of its stewardship responsibility.  These are:

•	Strategic Planning Process: given the Company's size, the strategic plan is elaborated directly by management, with input from and assistance of the Board;
•
Managing Risk: the Board directly oversees most aspects of the business of the Company and thus, does not require  elaborate systems or numerous committees to effectively monitor and manage the principal risks of all aspects of the business of the Company;

•
Appointing, Training, and Monitoring Senior Management: no elaborate system of selection, training and assessment of Management has been established, given the operations and size of the Company; however, the Board closely monitors Management's performance, which is measured against the overall strategic plan, through reports by and regular meetings with management;

•
Communication Policy: it is and has always been the unwritten policy of the Board to communicate effectively with its shareholders, other stakeholders, and the public generally through statutory filings and mailings, as well as news releases; the shareholders are also given an opportunity to make comments or suggestions at shareholder meetings; these comments and suggestions are then factored into the Board's decisions; and

•
Ensuring the integrity of the Company's Internal Control and Management Information System:  given the involvement of the Board in operations, the reports from and the meetings with management, the Board can effectively track and monitor the implementation of approved strategies.

Disclosure Policy and Disclosure Committee
During fiscal 2010, the Board adopted a Disclosure Policy and created a Disclosure Policy Committee. This committee consists of the Chairman and Chief Executive Officer, the President, the Executive Vice President, the Senior Vice President & Chief Financial Officer and the Senior Vice President of Corporate Development. The majority of the Committee must approve all disclosure made by the Company with such majority being made up of at least two directors.  The objective of the Disclosure Policy is to ensure that communications with the investing public are timely, factual and accurate, and broadly disseminated in accordance with all applicable legal and regulatory requirements.  The Disclosure Policy extends to all employees of the Company, its Board, those authorized to speak on its behalf and all other insiders.  It covers disclosures in documents filed with securities regulators, financial and non-financial disclosure, including management's discussion and analysis, written statements made in the Company's annual and interim reports, news releases, letters to shareholders, presentations by senior management, information on the Company's web site and other electronic communications. It extends to oral statements made in meetings and telephone conversations with analysts and investors, media interviews, speeches and press conferences.

The Board of Directors Relationship with Management
The Chairman and Chief Executive Officer, the President and the Executive Vice President of the Company are members of the Board, as is usual in a company of this size.  The Board feels that this is not an impediment to the proper discharge of its responsibilities.  Interaction between management and the Board, inside and outside Board meetings, ensures that the Board is informed and the Board members' experience utilized by management.  The Board remains cognizant to corporate governance issues and seeks to set up structures to ensure the effective discharge of its responsibilities without creating additional costs.   The Board is committed to ensuring the Company’s long-term viability, and the well-being of its employees, consultants and of the communities in which it operates.  The Board has also adopted a policy of permitting individual directors under appropriate circumstances to engage legal, financial or other expert advisors at the Company’s expense.

Nomination of Directors
The Board performs the functions of a nominating committee who appoints and assesses of directors.  There are no specific criteria for Board membership.  The Company seeks to attract and maintain directors with business expertise, and in particular, knowledge of mineral exploration and development, geology, corporate law and finance.  Nominations tend to be the result of recruitment efforts by management and directors, which are then presented to the Board for consideration.

Compensation and Assessment
The Board determines the compensation for the Company’s directors and officers, based on industry standards and the Company’s financial situation.  Other than stock options granted to directors from time to time, directors currently do not receive any remuneration for their acting in such capacity.   The Board assesses, on an annual basis, the contribution of the Board as a whole and each individual director, in order to determine whether each is functioning effectively.  If prudent, changes are made.

Capital Projects Committee
During October 2010, a Capital Projects Committee was formed to advance the Company’s project in Madagascar.  Currently, Mr. Schler (Chairperson), Mr. Thiess, Mr. Scherba and Mr. Peter Liabotis are members of this committee.

Special Advisory Committee
The Company has established a special advisory committee to oversee its project in Madagascar.  The Special Advisory Committee consists of Mr. V. Peter Harder, Anthony G. Toldo, Robin Borley and Marc Hein LL.D.  The purpose of this committee is to assist the Company in securing financing and strategic partners for the development of the Madagascar properties, including liaison with governmental and regulatory bodies in Madagascar.

Code of Ethics
The Company has adopted a code of business conduct and ethics that applies to its directors, officers, and employees, including its principal executive officers, principal financial officer, principal accounting officer, controller or persons performing similar functions.  The Financial Code of Business Conduct was filed as Exhibit 14.1 to our Annual Report on Form 10-QSB for June 30, 2004 as filed on May 19, 2004.

Meetings of the Board and Committees
The Board and the Audit Committee each met either in person or by telephone five times during the 2012 fiscal year.  Each director attended all the meetings of the Board, and each Audit Committee member attended all meetings of that committee.

Compensation of Executives
Summary Compensation
The table below sets forth certain summary information concerning the compensation paid or accrued during each of our last three completed fiscal years to our principal executive officer and four other most highly compensated executive officers who received compensation over $100,000 for the fiscal year ended June 30, 2012 (collectively, the “Named Executive Officers”):

Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Stock Awards ($) NOTE 6	Option Awards ($)	Non Equity Inventive Plan Compens-aton ($)	Change in Pension Value and Non Qualified Deferred Compensation Earnings ($)	All Other Compens-ation ($) NOTE 1	Total ($) NOTE 1
J.A. Kirk McKinnon, CEO and Director	2012	248,207 (5)	0	0	0	0	0	739,062 (1)	987,269 (1)
	2011	261,810 (4)	0	0	0	0	0	0	261,810
	2010	134,178 (3)	0	80,750 (2)	0	0	0	512,469 (1)	727,397 (1)

Richard E. Schler, Executive Vice-President, Past CFO and Director	2012	201,407 (5)	0	0	0	0	0	557,033 (1)	758,440 (1)
	2011	189,490 (4)	0	0	0	0	0	0	189,490
	2010	129,953 (3)	0	76,500 (2)	0	0	0	488,218 (1)	694,671 (1)

Craig Scherba President, COO and Director	2012	105,214 (5)	0	0	0	0	0	260,035 (1)	365,249 (1)
	2011	71,048 (4)	0	0	0	0	0	0	71,048
	2010	0	0	0	0	0	0	83,325 (1)	83,325 (1)

Brent Nykoliation, Senior Vice President	2012	162,085 (5)	0	0	0	0	0	275,345 (1)	437,430 (1)
	2011	99,488 (4)	0	0	0	0	0	0	99,488
	2010	42,231 (3)	0	34,000 (2)	0	0	0	138,715 (1)	214,946 (1)

Peter D. Liabotis, Chief Financial Officer	2012	168,764 (5)	0	0	0	0	0	247,975 (1)	416,739 (1)
	2011	67,309 (4)	0	0	0	0	0	0	67,309
	2010	0	0	0	0	0	0	83,325 (1)	83,325 (1)

(1)
The values in the “All Other Compensation” above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options.  It is important to note that these granted options may or may not ever be exercised.  Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

(2)	Shares valued at $0.17 per share based on quoted market price issued to these individuals and/or to companies controlled by them.
(3)	Consulting fees paid and accrued for the fiscal year ended June 30, 2010.
(4)	Consulting fees paid and accrued for the fiscal year ended June 30, 2011.
(5)	Salary and/or consulting fees paid and accrued for the fiscal year ended June 30, 2012.
(6)
The amounts listed in the “Stock Awards” column of the “Summary Compensation” table have been calculated based upon the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 and there are no awards subject to performance conditions.

Employment Agreements
The Company does not have an employment agreement or consulting agreement with Messrs. McKinnon, Schler, Scherba, Liabotis or Nykoliation.  Each receive consulting fees and/or monthly salaries.  Mr. McKinnon receives approximately CAD$15,000 per month.  Messrs. Scherba, Schler, Liabotis and Nykoliation receive approximately CAD$12,000 per month, although the compensation varies from month to month depending on various factors.

Outstanding Stock Options and Stock Appreciation Rights Grants
Outstanding stock options granted to Named Executive Officers (“NEO’s”) and Directors as at June 30, 2012 are as follows:

	Option Awards
Name	No. of Securities Underlying Unexercised Options Exercisable (#)	No. of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
J.A. Kirk McKinnon, NEO	975,000 225,000 1,150,000 675,000 575,000 650,000 1,420,000	0	0	0.15 0.352 0.395 0.30 0.20 0.21 0.28	July 11, 2012 Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Richard E. Schler, NEO	875,000 200,000 1,100,000 600,000 225,000 200,000 1,340,000	0	0	0.15 0.352 0.395 0.30 0.20 0.21 0.28	July 11, 2012 Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Craig Scherba, NEO	250,000 350,000 200,000 200,000 400,000	0	0	0.395 0.30 0.20 0.21 0.28	May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Brent Nykoliation, NEO	75,000 400,000 450,000 200,000 200,000 350,000	0	0	0.352 0.395 0.30 0.20 0.21 0.28	Sept 2, 2013 May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Peter D. Liabotis, NEO	250,000 350,000 200,000 200,000 350,000	0	0	0.395 0.30 0.20 0.21 0.28	May 11, 2016 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017

The Company has no stock appreciation rights.

Outstanding Stock Awards at Year End
The outstanding equity awards as at June 30, 2012 are as follows:
	Stock awards
Name	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested (#)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: market or payout value of unearned shares, units or other rights that have not vested ($)
J.A. Kirk McKinnon, NEO	0	0	0	0
Richard E. Schler, NEO	0	0	0	0
Craig Scherba, NEO	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0

Options Exercises and Stocks Vested
Options exercised and stocks vested as at June 30, 2012 are as follows:
	Option awards		Stock awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Investing ($)
J.A. Kirk McKinnon, NEO	0	0	0	0
Richard E. Schler, NEO	0	0	0	0
Craig Scherba, NEO	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0

Grants of Plan-Based  Awards
Grants of plan-based awards are as follows:
Name	Grant date	Estimated future payouts under non-equity incentive plan awards			Estimated future payouts under equity incentive plan awards			All other stock awards: Number of shares of stock or units (#)	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J.A. Kirk McKinnon, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Richard E. Schler, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Craig Scherba, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Brent Nykoliation, NEO	n/a	0	0	0	0	0	0	0	0	0	0
Peter D. Liabotis, NEO	n/a	0	0	0	0	0	0	0	0	0	0

Reference – Grant Date - n/a = not applicable.

Non Qualified Deferred Compensation
As at June 30, 2012, the Company had no formalized deferred compensation plan.
Name	Executive contributions in last FY ($)	Registrant contributions in last FY ($)	Aggregate earnings in last FY ($)	Aggregate withdrawals/ distributions ($)	Aggregate balance at last FYE ($)
J.A. Kirk McKinnon, NEO	0	0	0	0	0
Richard E. Schler, NEO	0	0	0	0	0
Craig Scherba, NEO	0	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0	0

Golden Parachute Compensation
As at June 30, 2012, the Company had no arrangements in place relating to the termination of employees.
Name	Cash ($)	Equity ($)	Pension/NQDC ($)	Perquisites/benefits ($)	Tax reimbursement ($)	Other ($)	Total ($)
J.A. Kirk McKinnon, NEO	0	0	0	0	0	0	0
Richard E. Schler, NEO	0	0	0	0	0	0	0
Craig Scherba, NEO	0	0	0	0	0	0	0
Brent Nykoliation, NEO	0	0	0	0	0	0	0
Peter D. Liabotis, NEO	0	0	0	0	0	0	0

Long-Term Incentive Plan Awards Table
There are no Long-Term Incentive Plans in place at this time.

Aggregated Option Exercises and Fiscal Year-End Option Values
On March 9, 2006, the Company filed a Form S-8 registration statement in connection with its newly adopted Stock Option Plan (the “Plan”) allowing for the direct award of shares or granting of stock options to acquire up to a total of 2,000,000 common shares. On December 18, 2006, February 16, 2007, July 11, 2007, September 29, 2009, May 3, 2011 and March 1, 2012, the Plan was amended to increase the stock option pool by a total of 25,000,000 additional common shares.  The following table summarizes the continuity of the Company’s stock options:
	Number of Shares	Weighted average exercise price ($)
Outstanding, June 30, 2010	13,620,000	0.30
Granted	1,100,000	0.25
Cancelled	(590,000)	0.57
Outstanding June 30, 2011	14,130,000	0.29
Granted	15,845,000	0.27
Exercised	(510,000)	0.15
Expired	(2,475,000)	0.15
Cancelled	(3,300,000)	0.31
Outstanding, June 30, 2012	23,690,000	0.29

Additional information regarding options outstanding as at June 30, 2012 is as follows:
Exercise price	Outstanding			Exercisable
	Number of shares	Weighted average remaining life (years)	Weighted average exercise price	Number of shares	Weighted average exercise price
$0.15	2,395,000	0.03	$0.15	2,395,000	$0.15
$0.35	750,000	1.18	$0.35	750,000	$0.35
$0.40	5,350,000	1.86	$0.40	5,350,000	$0.40
$0.30	4,525,000	4.01	$0.30	4,525,000	$0.30
$0.20	1,850,000	4.32	$0.20	1,850,000	$0.20
$0.21	2,365,000	4.42	$0.21	2,365,000	$0.21
$0.28	6,275,000	4.69	$0.28	6,275,000	$0.28
$0.23	180,000	4.90	$0.23	180,000	$0.23
Total/Average	23,690,000	3.31	$0.29	23,690,000	$0.29

The following are changes in the number of stock options outstanding subsequent to the Company’s June 30, 2012 year end, and as of the date of this Proxy Statement:
•	During early July, 2012, 700,000 stock options which were due to expire on July 11, 2012 were exercised. The remaining 1,695,000 stock options expired.
•	On July 13, 2012, 1,695,000 stock options were issued at an exercise price of US$0.29 for a term of four years.
As a result of these transactions, 22,990,000 stock options were outstanding as of the date of this Proxy Statement.

Compensation of Directors
Directors who provide services to the Company in other capacities has been previously reported under “Summary Compensation”.  The following table summarizes compensation paid to or earned by our directors who are not Named Executive Officers for their service as directors of our company during the fiscal year ended June 30, 2012.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards (1) ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All other Comp-ensation ($)	Total (1) ($)
John Sanderson, Director	0	0	74,898 (1)	0	0	0	74,898 (1)
Quentin Yarie, Director	0	0	187,535 (1)	0	0	0	187,535 (1)
V. Peter Harder, Director	0	0	101,485 (1)	0	0	0	101,485 (1)
Johann de Bruin, Director	0	0	48,240 (1)	0	0	0	48,240 (1)
Albert A. Thiess, Jr, Director	0	0	35,982 (1)	0	0	0	35,982 (1)
(1)
The values in the “Option Awards” and included within the “Total” columns above do not represent a cash payment of any kind. Rather these values represent the calculated Black-Scholes theoretical value of granted options.  It is important to note that these granted options may or may not ever be exercised.  Whether granted options are exercised or not will be based primarily, but not singularly, on the Company’s future stock price and whether the granted options become “in-the-money”. If these granted options are unexercised and expire, the cash value or benefit to the above noted individuals is $nil.

Pension Benefits
As of June 30, 2012, the Company had no pension or retirement plans.
Name	Plan name	Number of years credited service (#)	Present value of accumulated benefit ($)	Payments during last fiscal year ($)
J.A. Kirk McKinnon, NEO	not applicable	0	0	0
Richard E. Schler, NEO	not applicable	0	0	0
Craig Scherba, NEO	not applicable	0	0	0
Brent Nykoliation, NEO	not applicable	0	0	0
Peter D. Liabotis, NEO	not applicable	0	0	0

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters
The following table sets forth certain information regarding beneficial ownership of our common shares as of January 1, 2013, by: (i) each person who is known by the Company to own beneficially more than 5% of our common shares; (ii) each director of the Company; (iii) each of the Named Executive Officers; and (iv) all directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined in accordance with Rule 13d-3 under the Exchange Act, and the information is not necessarily indicative of beneficial ownership for any other purpose.  The Company believes that each individual or entity named has sole investment and voting power with respect to the securities indicated as beneficially owned by them, subject to community property laws, where applicable, except where otherwise noted.  The “Number of Common Shares Beneficially Owned” in calculated based on total shares held plus warrants held (plus stock options entitled to exercise).  The aggregate of these items, which totals 233,107,613, will be used as the denominator for the percentage calculation below.

Name and Address of Beneficial Owner	Number of Common Shares Beneficially Owned	Percentage of Outstanding Common Shares Beneficially Owned(1)
Consolidated Thompson Iron Mines Limited 1155 University Street, Suite 508 Montréal, Québec, Canada	13,333,334	5.72%
Dundee Corporation 1 Adelaide Street East, Suite 2800 Toronto, Ontario, Canada	11,896,450	5.10%
J.A. Kirk McKinnon, Chairman, CEO & Director 46 Ferndale Crescent Brampton, Ontario, Canada (2) (13)	10,457,000	4.49%
Richard E. Schler, Executive Vice President & Director 80 Greybeaver Trail Toronto, Ontario, Canada (3) (13)	9,100,000	3.90%
John Sanderson, Director 1721 – 27th Street West Vancouver, BC, Canada (4) (10) (13)	825,000	0.35%
Quentin Yarie, Director 196 McAllister Road North York, Ontario (5) (10) (13)	1,425,000	0.61%
V. Peter Harder, Director 5538 Pattapiece Crescent Manotick, Ontario, Canada (6) (10) (13)	1,000,000	0.44%
Craig Scherba, President & Director 1480 Willowdown Road, Oakville, Ontario, Canada (7) (13)	1,400,000	0.43%
Johann de Bruin, Director 1283 Dunwoodie Ave Pretoria, South Africa (8) (13)	200,000	0.09%
Albert A. Thiess, Jr., Director 8 Lawson’s Pond Court Bluffton, SC, USA (9) (13)	280,000	0.12%
Peter D. Liabotis, SVP and CFO 2261 Rockingham Drive, Oakville, Ontario, Canada (11) (13)	1,481,000	0.64%
Brent Nykoliation, SVP 161 Fallingbrook Road Toronto, Ontario, Canada (12) (13)	2,350,000	1.01%
All directors and executive officers as a group (10 persons) (12)	28,518,000	12.08%

Sources – www.sedi.ca, U.S. regulatory filings and the Company’s registered shareholder list.

(1) Denominator used for calculation is 233,107,613.  Based on total issued and outstanding common shares of 163,254,320 plus warrants outstanding of 46,863,293 plus common stock purchase common stock purchase options outstanding of 22,990,000 as of January 1, 2013.
 (2) Totals include items held by “Badger Resources Inc.”, a related company and certain family members.  Includes 1,000,000 warrants and 4,087,000 common shares.  The warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes 5,370,000 common stock purchase common stock purchase options exercisable between $0.15 to $0.40 per share with expiry dates between July 11, 2012 to March 7, 2017.
 (3) Totals include items held by “Sarmat Resources Inc.”, a related company, plus certain family members.  Includes 900,000 warrants and 3,860,000 common shares. The warrants are exercisable until April 26, 2013 at a price of $0.15 per share. Also includes 4,340,000 common stock purchase common stock purchase options exercisable between $0.15 to $0.40 per share with expiry dates between July 11, 2012 to March 7, 2017.
(4) Includes 250,000 common shares and 575,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between September 2, 2013 to March 7, 2017.
 (5) Includes 325,000 common shares and 1,100,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between September 2, 2013 to March 7, 2017.
(6) Includes 325,000 common shares and 675,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.40 per share with expiry dates between May 11, 2014 and March 7, 2017.
(7) Appointed President and Chief Operating Officer on September 19, 2012.  Includes 1,400,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.40 per share with expiry dates between May 11, 2014 to March 7, 2017.
(8) Includes 200,000 common stock purchase common stock purchase options exercisable at $0.28 per share with an expiry date of March 7, 2017.
 (9) Includes 100,000 common shares and 180,000 common stock purchase common stock purchase options exercisable at $0.23 per share with an expiry date of May 23, 2017.
 (10) Members of the Audit Committee.
(11) Appointed as Senior Vice President and Chief Financial Officer on September 19, 2012. Includes 131,000 common shares and 1,350,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between May 11, 2014 to March 7, 2017.
(12) Includes 675,000 common shares and 1,675,000 common stock purchase common stock purchase options exercisable between $0.20 to $0.35 per share with expiry dates between September 2, 2013 to March 7, 2017.
(13) Parties whose shareholdings are a part of the total of “All directors and executive officers as a group (10 persons)”.

Changes in Control
We are not aware of any arrangements that may result in a change in control of the Company.

Interest of Informed Persons in Material Transactions
Except as otherwise disclosed herein, no Director or Officer of the Company, no proposed nominee for election to the Board, no person owning or exercising control over more than 10% of the Company’s issued and outstanding Shares, and no associate or affiliate of any such person has had any material interest, direct or indirect, in any material transaction involving the Company within the fiscal year ended June 30, 2012.

Equity Compensation Plan Information
The following table sets forth information as of June 30, 2012 for all compensation plans not previously directly approved by the Company's security holders but issued pursuant to the shareholder approved Amended and Restated Stock Option Plan. Options reported below were issued under the Company's Plan.

Option Awards as of June 30, 2012
Name	No. of Shares of Common Stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Value Realized if Exercised ($) *	Option Expiration Date
J.A. Kirk McKinnon, NEO	975,000 225,000 1,150,000 675,000 575,000 650,000 1,420,000	July 11, 2007 September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None. None. None.	0.15 0.352 0.395 0.30 0.20 0.21 0.28	Expired 0 0 20,250 74,750 78,000 71,000	July 11, 2012 Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Richard E. Schler, NEO	875,000 200,000 1,100,000 600,000 225,000 200,000 1,340,000	July 11, 2007 September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None. None. None.	0.15 0.352 0.395 0.30 0.20 0.21 0.28	Expired 0 0 18,000 29,250 24,000 67,000	July 11, 2012 Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Craig Scherba, NEO	250,000 350,000 200,000 200,000 400,000	May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None.	0.395 0.30 0.20 0.21 0.28	0 10,500 26,000 24,000 20,000	May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Brent Nykoliation, NEO	75,000 400,000 450,000 200,000 200,000 350,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28	0 0 13,500 26,000 24,000 17,500	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Peter D. Liabotis, NEO	250,000 350,000 200,000 200,000 350,000	May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None.	0.395 0.30 0.20 0.21 0.28	0 10,500 26,000 24,000 17,500	May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Quentin Yarie, Director	50,000 250,000 300,000 50,000 150,000 300,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28	0 0 9,000 6,500 18,000 15,000	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
V. Peter Harder, Director	250,000 225,000 25,000 75,000 100,000	May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None.	0.395 0.30 0.20 0.21 0.28	0 6,750 3,250 9,000 5,000	May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
John Sanderson, Director	50,000 200,000 125,000 50,000 50,000 100,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28	0 0 3,750 6,500 6,000 5,000	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Johann de Bruin, Director	200,000	March 7, 2012	None	0.28	10,000	March 7, 2017
Albert A. Thiess, Jr., Director	180,000	May 23, 2012	None	0.23	18,000	May 23, 2017
*Based on a closing price of US$0.33 on December 31, 2012 and presuming all options are exercised.

Option Awards as of June 30, 2012
Name	No. of Shares of Common stock Underlying Unexercised Common Stock Purchase Options Exercisable (#)	Date of Grant	Additional Consideration to be Received Upon Exercise or Material Conditions required to Exercise	Option Exercise Price ($)	Option Expiration Date
Named Executive Officers which includes all current executive officers, as a group on June 30, 2012 (5 persons) - J.A. Kirk McKinnon; Richard E. Schler; Craig Scherba; Brent Nykoliation;, Peter D. Liabotis
	1,850,000 500,000 3,150,000 2,425,000 1,400,000 1,450,000 3,860,000	July 11, 2007 September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None. None. None.	0.15 0.352 0.395 0.30 0.20 0.21 0.28	July 11, 2012 Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Total NEO’s on June 30, 2012, as a group (5 persons)		14,635,000 (less 1,850,000 options that expired unexercised on July 11, 2012)
All current Directors who are not NEO’s or executive officers as a group on June 30, 2012 (5 persons) - Quentin Yarie; V. Peter Harder; John Sanderson; Johann de Bruin; Albert A. Thiess, Jr.	100,000 700,000 650,000 125,000 275,000 700,000 180,000	September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 May 23, 2012	None. None. None. None. None. None. None.	0.352 0.395 0.30 0.20 0.21 0.28 0.23	Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017
Total all current Directors who are not NEO’s or executive officers as a group on June 30, 2012(5 persons)		2,730,000
All nominees for Directors (8 persons)	1,850,000 525,000 3,200,000 2,275,000 1,125,000 1,325,000 3,860,000 180,000	July 11, 2007 September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 May 23, 2012	None. None. None. None. None. None. None. None.	0.15 0.352 0.395 0.30 0.20 0.21 0.28 0,23	July 11, 2012 Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 December 1, 2016 March 7, 2017 May 23, 2017
Total All nominees for Directors (8 persons)		14,340,000 (less 1,850,000 that expired unexercised on July 11, 2012)
All employees (excluding all Named Executive Officers as they also serve as executive officers and Directors) as a group on June 30, 2012	545,000 150,000 1,500,000 1,450,000 325,000 640,000 1,715,000	July 11, 2007 September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012	None. None. None. None. None. None. None.	0.15 0.352 0.395 0.30 0.20 0.21 0.28	July 11, 2012 Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017
Total employees (excluding all NEO’s as they serve as executive officers) as a group on June 30, 2012		6,325,000 (less 545,000 that expired unexercised on July 11, 2012)
Outstanding Options as of June 30, 2012 (all parties)	2,395,000 750,000 5,350,000 4,525,000 1,850,000 2,365,000 6,275,000 180,000	July 11, 2007 September 2, 2009 May 11, 2010 July 1, 2011 October 24, 2011 December 1, 2011 March 7, 2012 May 23, 2012	None. None. None. None. None. None. None. None.	0.15 0.352 0.395 0.30 0.20 0.21 0.28 0,23	July 11, 2012 Sept 2, 2013 May 11, 2014 July 1, 2016 Oct 24, 2016 Dec 1, 2016 March 7, 2017 May 23, 2017
Total Options as of June 30, 2012 (all parties)		23,690,000 (less 2,395,000 that expired unexercised on July 11, 2012)

In addition, please note the following:
•
On April 21, 2009, the Company re-priced the 7,630,000 then outstanding stock options by amending the exercise price ranging between $0.55 to $0.85 per share to $0.15 per share. These stock options were re-priced during the economic downturn in 2008/2009 in order to incentivize the holders of these stock options to continue to drive the Company towards its goals and objectives. No additional consideration was received by the Company.  The options subsequently expired.  Apart from the April 21, 2009 re-pricing to incentivize management, no consideration has been or will be received by the Company for the granting or extension, if any, of the options, warrants or rights.

•
There are no associates of any such directors, executive officers, or nominees to that have or are to receive options or any other person who received or is to receive 5 percent of such options, warrants or rights

•	All of the stock options in the above noted table are convertible into common stock.
•
The exercise price of all of the stock options noted above was based on the closing price the date before the granting of the stock option.  There are no cashless or and other provisions aside from the right for the holder of the stock option to exercise.

•	Messrs McKinnon, Schler, Scherba, Nykoliation and Liabotis provide services to the Company on an ongoing basis.
•	Messrs Yarie, Harder, Sanderson, de Bruin and Thiess provide director servicers to the Company on an ongoing basis.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of the Company’s securities with the SEC on Form 3 (Initial Statement of Beneficial Ownership), Form 4 (Statement of Changes of Beneficial Ownership of Securities) and Form 5 (Annual Statement of Beneficial Ownership of Securities).  Directors, executive officers and beneficial owners of more than 10% of the Company’s Common Stock are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms that they filed.  Except as otherwise set forth herein, based solely on review of the copies of such forms furnished to the Company, or written representations that no reports were required, the Company believes that for the fiscal year ended June 30, 2012, beneficial owners and executives complied with Section 16(a) filing requirements applicable to them.

PROPOSAL 2
APPROVAL TO INCREASE THE AUTHORIZED CAPITAL STOCK OF THE COMPANY
To approve an increase of the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board.  This increase is being requested in order to allow the Company the ability, if deemed appropriate, to issue common shares in connection with equity financings, property acquisitions, among other things in order to continue progress the Company forward.  The Company will continue to be subject to TSX rules prohibiting increasing the issued and outstanding shares by greater than 25% during any six month period without shareholder approval.  There are no preemptive rights for any current or prospective shares of common stock. Although the Company will likely issue additional securities in future private placements, no offering thereof is contemplated in the proximate future and the terms of the additional securities to be authorized, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates, and similar matters will be determined by the Board of Directors.

Recommendation of the Board of Directors
The Board recommends a vote FOR the change of the Company’s capital stock to 450,000,000 from 350,000,000.

PROPOSAL 3 - APPROVAL OF AMENDMENTS TO THE AMENDED AND RESTATED STOCK OPTION PLAN
The following is a brief summary of the Amended and Restated Stock Option Plan (“Plan”). Shareholders are encouraged to review the entire Plan at the following address –
http://www.energizerresources.com/investors/agm-data.html
•
The purpose of the Plan is to advance the interests of the Company, by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent.

•	Eligibility of the Plan includes key employees, consultants, independent contractors, Officers and Directors.
•	The Board currently administers the Plan.
•
There are 22,990,000 stock options outstanding, representing 14.1% of the non-diluted, currently issued and outstanding common shares of the Company.  If this resolution is passed, excluding stock options previously exercised and not allowed to be reissued, 17.3% of the non-diluted currently issued and outstanding common shares of the Company would be eligible for issue under the Plan.

•
Currently 27,000,000 stock options, including previously exercised stock options, are eligible for issue under the Plan. 32,500,000 are proposed to be eligible for issue under this resolution.  This represents 16.6% and 19.9% of the non-diluted currently issued and outstanding common shares of the Company.

•	Since the inception of the Plan, a total of 4,000,000 stock options have been exercised. This represents 2.5% of the non-diluted, currently issued and outstanding common shares of the Company.
•
The Board, by resolution, will designate an exercise price for stock options as the prior day closing price on a stock exchange to which the Company’s shares trade.  To date, the Company has used the prior day U.S. dollar closing price as quoted on the OTCQB: Bulletin Board. The exercise price of stock options in no event shall be less than the Fair Market Value, as defined by TSX policies, of the Company’s shares underlying such option, on the date such option is granted.

•
Notwithstanding the amendment provisions included in the Plan, the following may not be amended without approval of security holders:  (a) a reduction in the exercise price or purchase price benefiting an Insider of the issuer; (b) an extension of the term benefiting an insider of the issuer;  (c) any amendment to remove or to exceed the insider participation limit; (d) an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and (e) amendments to an amending provision within a security based compensation arrangement.

•
Subject to the policies of the TSX, the Board may amend the Plan or any option without the consent or approval of the stockholders of the Company.  This includes but is not limited to amendments: (a) of a housekeeping or administrative nature; (b) changes to vesting provisions; (c) changes to the termination provisions or terminating an option; (d) changes to terms and conditions of options not held by Insiders of the Company; (e) anti-dilution adjustments provided; and (f) amendments necessary to comply with applicable laws or regulatory requirements.

•	Stock options may be issued for a period of up to 10 years.
•	Stock options shall vest in accordance to the vesting schedule determined by the Board.
•	Stock options are non-transferrable.
•	Holders of stock options who cease to be associated with the Company without cause will retain their stock options, at the Board’s discretion, for up to one year.
•
The Board may grant stock appreciation rights in tandem with options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive in cash, with respect to each share as to which the right is exercised, payment in an amount equal to the excess of the share’s fair market value on the date the right is exercised over its fair market value on the date the right was granted.  To date no stock appreciation rights have been granted.

U.S. Federal Income Tax Consequences (for U.S. citizens granted options under the Plan)
If a holder is granted a nonqualified stock option under the Plan, the holder should not have taxable income on the grant of the option. Generally, the holder should recognize ordinary income at the time of exercise in an amount equal to the fair market value of a share of our common stock at such time, less the exercise price paid. The holder's basis in the common stock for purposes of determining gain or loss on a subsequent sale or disposition of such shares generally will be the fair market value of our common stock on the date the holder exercises such option. Any subsequent gain or loss generally will be taxable as a capital gain or loss. The Company should be entitled to a federal income tax deduction at the time and for the same amount as the holder recognizes ordinary income.

A holder of an incentive stock option will not recognize taxable income upon grant. If the applicable employment-related requirements are met, the holder will not recognize taxable income at the time of exercise. However, the excess of the fair market value of our common stock received over the option price is an item of tax preference income potentially subject to the alternative minimum tax. If any of the requirements for incentive stock options under the Internal Revenue Code are not met, the incentive stock option will be treated as a nonqualified stock option and the tax consequences described above for nonqualified stock options will apply. Once an incentive stock option has been exercised, if the stock acquired upon exercise is held for a minimum of two years from the date of grant and one year from the date of exercise, the gain or loss (in an amount equal to the difference between the fair market value on the date of sale and the exercise price) upon disposition of the stock will be treated as a long-term capital gain or loss, and we will not be entitled to any deduction. If the holding period requirements are not met, the excess of the fair market value on the date of exercise over the exercise price (less any diminution in value of the stock after exercise) will be taxed as ordinary income and the Company is entitled to a deduction to the extent of the amount included in the income of the holder. Appreciation in the stock subsequent to the exercise date will be taxed as long term or short term capital gain, depending on whether the stock was held for more than one year after the exercise date.

If, on a change of control of the Company, the exercisability of an award is accelerated, any excess on the date of the change of control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as "parachute payments" (within the meaning of Section 280G) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding a change in ownership or control. An "excess parachute payment," with respect to any employee, is the excess of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change-in-control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payment and the Company will be denied any deduction with respect to such excess parachute payment.

Taking all these factors into consideration, however, the Board of Directors believes that these measures should increase the likelihood that all of the Company’s shareholders will be treated equally and fairly when shareholder action is taken, and should enhance the ability of the Company and its shareholders to carefully consider shareholder nominations and proposals.

In order to conform with TSX and US tax regulations, certain sections within the Plan have been modified since the Company’s listing on the TSX during June 2011 and since the last annual general meeting of the Company.  The Company is required to, and will continue to follow all policies and procedures of the TSX as they relate to stock option plans.

The following definitions are for purposes of this proposal:
“Disinterested Shareholder Approval” means approval of a majority of the votes cast by all Shareholders in person or by proxy at the Meeting, excluding votes attached to Shares beneficially owned by Insiders to whom options may be granted under the Plan and Associates of such persons;

“Insider” means (a) a director or senior officer of the Company, (b) a director or senior officer of a company that is an Insider or subsidiary of the Company, (c) an individual, corporation, incorporated association or organization, body corporate, partnership, trust, association or other entity that beneficially owns or controls, directly or indirectly, securities that are not debt securities that carry a voting right either under all circumstances or under some circumstances that have occurred and are continuing, or (d) the Company itself if it holds any of its own securities.

Disinterested Shareholders are asked to approve by passing the following ordinary resolution:

“RESOLVED BY ORDINARY RESOLUTION: to approve an amendment to the Company’s Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 32,500,000 from 27,000,000”.

In accordance with the requirement of the TSX to obtain Disinterested Shareholder Approval, proxies representing Shares beneficially owned by Insiders to whom options may be granted under the Plan will be excluded from voting on this resolution.  The total number of shares which will be excluded from voting will be 11,405,000 shares which represents 7.0% of the non-diluted, issued and outstanding common shares of the Company.   With respect to all other proxies, unless a proxy specifies that the Shares it represents are to be withheld from voting in favour of the resolution proposed above, the proxies named in the accompanying form of proxy intend to vote in favour of this resolution.

Recommendation of the Board of Directors
The Board recommends a vote FOR the approval of the Amended and Restated Stock Option Plan that increases the number of options for common shares eligible for issue to 32,500,000 from 27,000,000.

PROPOSAL 4 – AMENDMENT TO THE ARTICLES OF INCORPORATION TO COMPLY WITH TORONTO STOCK EXCHANGE
Shareholders are asked to approve the following ordinary resolution in order to comply with TSX policies:

“RESOLVED BY ORDINARY RESOLUTION: subject to the approval of the shareholders of the Corporation in accordance with the Minnesota Business Corporation Act, the articles of incorporation of the Corporation be amended (the “Amendment”) to add thereto the following paragraph 9 immediately following paragraph 8 thereof:
1.
“9.  Limitation on the Issuance of Shares.  Notwithstanding the Minnesota Business Corporation Act Section 302A.405, during such time as the common shares of the corporation are admitted for listing on the Toronto Stock Exchange, shares of the corporation shall not be issued for consideration consisting of promissory notes, promises to pay or services to be performed in the future.”;

2.	the proposed Amendment be submitted to the shareholders of the Corporation for approval at the next annual shareholder meeting;
3.
until such time as such Amendment has been approved by the shareholders of the Corporation, the  board of directors hereby determines that no shares of the Corporation shall be issued for consideration consisting of promissory notes, promises to pay or services to be performed in the future; and

4.
any one director or officer of the Corporation, is hereby authorized, for and in the name of and on behalf of the Corporation to take all such actions and to execute, deliver and all such agreements, notices, certificates, undertakings, instruments and documents, as may in the opinion of such director or officer be necessary or desirable to give effect to the foregoing.”

Recommendation of the Board of Directors
The Board recommends a vote FOR the approval of an amendment to the article of incorporation to comply with the Toronto Stock Exchange requirements.

PROPOSAL 5 - RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTING FIRM
At the Meeting of Stockholders, the stockholders will vote to ratify the appointment of MSCM LLP (“MSCM”), Chartered Accountants, as our independent registered public accounting firm for the fiscal year ending June 30, 2013.  MSCM served as auditor for the fiscal year ended June 30, 2012. We do not expect a representative of MSCM to be present at the Meeting.

The Board has selected MSCM as our independent registered public accounting firm for the fiscal year ending June 30, 2013.  Although the selection of the independent registered public accounting firm is not required under the Company’s Bylaws or otherwise to be ratified by our stockholders, the Board has directed that the appointment of MSCM be submitted to our stockholders for ratification due to the significance of their appointment.  If our stockholders fail to ratify the selection, it will be considered as a direction to the Board to consider the selection of a different firm.  Even if the selection is ratified, the Board in its discretion may select a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Recommendation of the Board of Directors
The Board of Directors recommends a vote FOR the ratification of the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.

Principal Accounting Fees and Services  - Year ended June 30, 2012
Audit Fees:  Audit fees, including expenses, billed by the Company’s principal accountant in connection with the audit of our financial statements for the most recent fiscal year and for the review of our financial information included in our Annual Report on Form 10-K; and our quarterly reports on Form 10-Q during the fiscal year ending June 30, 2012 was $83,500 CAD.

Audit Related Fees:  The aggregate fees, including expenses, billed by the Company’s principal accountant for services reasonably related to the audit for the year ended June 30, 2012 were $16,500.

All Other Fees:  The aggregate fees, including expenses, billed for all other services rendered to the Company by its principal accountant during year ended June 30, 2012 was $Nil CAD.

Auditor Independence:  Our Board considers that the work done for us in the year ended June 30, 2012 by MSCM LLP Chartered Accountants is compatible with maintaining MSCM LLP, Chartered Accountants.

Auditor’s Time on Task: All of the work expended by MSCM LLP, Chartered Accountants on our June 30, 2012 audit was attributed to work performed by MSCM LLP, Chartered Accountant’s full-time, permanent employees.

Certain Relationships & Related Transactions
Except as noted under the section “Compensation of Executives”, none of the following parties, since July 1, 2011, had any material interest, direct or indirect, in any transaction with us or in any presently proposed transaction with us that has or will materially affect us: any of our directors or officers;  any person proposed as a nominee for election as a director;  any person who beneficially owns, directly or indirectly, shares carrying more than 10% of the voting rights attached to our outstanding shares of common stock;  any of our promoters;  any relative or spouse of any of the foregoing persons who has the same house as such person.

Annual Report
All stockholders of record as of the record date are concurrently herewith being sent a copy of the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2012.  Any stockholder of the Company may obtain without charge additional copies of the Company’s Annual Report on Form 10-K for the 2012 fiscal year, as filed with the Securities and Exchange Commission, by writing to:
Chief Financial Officer Energizer Resources Inc. 1224 Washington Avenue Miami Beach, FL, 33139, USA	Or to	Chief Financial Officer Energizer Resources Inc. 520 – 141 Adelaide Street West Toronto, Ontario, M5H 3L5, Canada

Stockholder Proposals & Nominations
Under Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual and special meeting of stockholders. To be eligible for inclusion in our 2013 proxy statement, your proposal must be received by us no later than August 1, 2013, and must otherwise comply with Rule 14a-8. While the Board will consider stockholder proposals, we reserve the right to omit from our proxy statement stockholder proposals that we are not required to include under the Exchange Act, including under Rule 14a-8.  You may write to our Secretary at one of the Company’s addresses as reported above to deliver the notices discussed above and to request a copy of the relevant By-law provisions regarding the requirements for making stockholder proposals and nominations of directors.

Other Matters
As of the date of this proxy statement, we know of no matters other than those set forth herein that will be presented for consideration at the meeting. If any other matter or matters are properly brought before the meeting or any adjournment thereof, the persons named in the accompanying proxy will have discretionary authority to vote, or otherwise act, with respect to such matters in accordance with their judgment.

Revocable Proxy
Energizer Resources Inc.
Proxy for the Annual and Special Meeting of Stockholders

This Proxy is solicited on behalf of the Board of Directors of Energizer Resources Inc. (the "Company") for the 2012 Annual and Special Meeting of Stockholders to be held at the Board of Trade of Metro Toronto, First Canadian Place, 3rd Floor, Toronto, Ontario on 19th day February, 2013 at 10:30am., local time.

The undersigned, a holder of common stock of the Company, hereby appoints J.A. Kirk McKinnon and/or Craig Scherba (the "Proxyholders"), and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of common stock of the Company which the undersigned would be entitled to vote if personally present at the 2012 Annual and Special Meeting of Stockholders, and at any adjournment or postponement thereof, in all matters indicated on the reverse side hereof, and with discretionary authority to vote as to any other matters that may properly come before such meeting.

Proposal 1	For All	Withhold All	For All Except

The election of the following individuals as Directors of the Company, each to serve a term of one year or until his or her successor is duly elected or appointed.
• J.A. Kirk McKinnon
• Richard E. Schler
• Craig Scherba
• John Sanderson
• V. Peter Harder
• Quentin Yarie
• Johann de Bruin
• Albert A. Thiess, Jr.
	[_____]	[_____]	[_____]

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the name(s) of such nominee(s) in the space provided above.

Proposal 2	For	Against	Abstain

To approve an increase of the Company’s authorized capital stock to 450,000,000 from 350,000,000, of which 440,000,000 will be deemed common shares and the remaining 10,000,000 will be deemed eligible to be divisible into classes, series and types as designated by the Board of Directors.
	[_____]	[_____]	[_____]

Proposal 3	For	Against	Abstain

To approve an amendment to the Company’s Amended and Restated Stock Option Plan to increase the authorized number of options for common shares of the Company authorized to be issued to 32,500,000 from 27,000,000.
	[_____]	[_____]	[_____]

Proposal 4	For	Against	Abstain
Approval of the amendment to the Company’s Articles of Incorporation to comply with Toronto Stock Exchange regulations.	[_____]	[_____]	[_____]

Proposal 5	For	Against	Abstain
To ratify the appointment of MSCM LLP, Chartered Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2013.	[_____]	[_____]	[_____]
Check here if you plan to attend the 2012 Annual and Special Meeting of Stockholders	[ ]

This Proxy, when properly signed, will be voted in the manner directed.  If no direction is given, this Proxy will be voted FOR Proposal 1, 2, 3, 4 and 5.  By completing and returning this proxy, you are granting the Proxyholders, and each of them, the right and authority to vote in their discretion with respect to any amendments to any of the above Proposals, as well as with respect to any other matter that may properly be brought before the 2012 Annual and Special Meeting of Stockholders, in each case in accordance with the judgment of the person or persons voting.  The Company does not expect that any matter other than as described in this proxy statement will be brought before the 2012 Annual and Special Meeting of Stockholders.

Once completed please fax to our transfer agent, Empire Stock Transfer Inc. (fax: (702) 974 1444) or mail it to Empire Stock Transfer Inc.  1859 Whitney Mesa Dr., Henderson, NV, 89014, U.S.A.

Please sign exactly as your name appears hereon.  Joint owners should each sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

__________________________________________	_____________________________________________________________
Signature of Stockholder	Name of Stockholder (print exactly as it appears hereon)

__________________________________________	_____________________________________________________________
Signature of Joint Stockholder	Name of Stockholder (print exactly as it appears hereon)

__________________________________________	_____________________________________________________________
Certificate Number	Number of Shares Held

__________________________________________
Date

If your address has changed please write in the new address below:

___________________________________________________________________________________

___________________________________________________________________________________

___________________________________________________________________________________

PROPOSED AMENDED AND RESTATED STOCK OPTION PLAN OF ENERGIZER RESOURCES INC.
(as of December 2012)

1.	Purpose.
The purpose of this Plan is to advance the interests of Energizer Resources Inc., a Minnesota corporation (the “Company”), by providing an additional incentive to attract, retain and motivate highly qualified and competent persons who are key to the Company, including key employees, consultants, independent contractors, Officers and Directors, and upon whose efforts and judgment the success of the Company and its Subsidiaries is largely dependent, by authorizing the grant of options to purchase Common Stock of the Company and other related benefits to persons who are eligible to participate hereunder, thereby encouraging stock ownership in the Company by such persons, all upon and subject to the terms and conditions of this Plan.

2.	Definitions.
As used herein, the following terms shall have the meanings indicated:
(a)	“Board” shall mean the Board of Directors of the Company.
(b)	“Cause” shall mean any of the following:
(i)	a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to perform his or her duties as an employee or consultant of the Company;
(ii)
a determination by the Company that there has been a willful breach by the Optionee of any of the material terms or provisions of any employment or consulting agreement between such Optionee and the Company;

(iii)
any conduct by the Optionee that either results in his or her conviction of a felony under the laws of the United States of America or any state thereof, or of an equivalent crime under the laws of any other jurisdiction;

(iv)
a determination by the Company that the Optionee has committed an act or acts involving fraud, embezzlement, misappropriation, theft, breach of fiduciary duty or material dishonesty against the Company, its properties or personnel;

(v)
any act by the Optionee that the Company determines to be in willful or wanton disregard of the Company’s best interests, or which results, or is intended to result, directly or indirectly, in improper gain or personal enrichment of the Optionee at the expense of the Company;

(vi)
a determination by the Company that there has been a willful, reckless or grossly negligent failure by the Optionee to comply with any rules, regulations, policies or procedures of the Company, or that the Optionee has engaged in any act, behavior or conduct demonstrating a deliberate and material violation or disregard of standards of behavior that the Company has a right to expect of its employees; or

(vii)
if the Optionee, while employed by the Company and for two years thereafter, violates a confidentiality and/or noncompeting agreement with the Company, or fails to safeguard, divulges, communicates, uses to the detriment of the Company or for the benefit of any person or persons, or misuses in any way, any Confidential Information, provided however, that, if the Optionee has entered into a written employment agreement with the Company which remains effective and which expressly provides for a termination of such Optionee’s employment for “cause,” the term “Cause” as used herein shall have the meaning as set forth in the Optionee’s employment agreement in lieu of the definition of “Cause” set forth in this Section 2(b).

(c)
“Change of Control” shall mean the acquisition by any person or group (as that term is defined in the Exchange Act, and the rules promulgated pursuant to that act) in a single transaction or a series of transactions of thirty percent (30%) or more in voting power of the outstanding stock of the Company and a change of the composition of the Board of Directors so that, within two years after the acquisition took place, a majority of the members of the Board of Directors of the Company, or of any corporation with which the Company may be consolidated or merged, are persons who were not Directors or Officers of the Company or one of its Subsidiaries immediately prior to the acquisition, or to the first of a series of transactions which resulted in the acquisition of thirty percent (30%) or more in voting power of the outstanding stock of the Company.

(d)	“Code” shall mean the Internal Revenue Code of 1986, as amended.
(e)	“Committee” shall mean the stock option committee appointed by the Board or, if not appointed, the Board.
(f)	“Common Stock” shall mean the Company’s Common Stock, par value $0.001 per share.
(g)
“Consultant” means any person or corporation engaged to provide ongoing management or consulting services for the Company or any employee of such person or corporation, other than a Director or an Employee.

(h)	“Director” shall mean a member of the Board and Management Company Employees of the Company.
(i)
“Employee” shall mean any person, including Officers, Directors, Consultants and independent contractors, employed by the Company or any parent or Subsidiary of the Company within the meaning of Section 3401(c) of the regulations promulgated thereunder.

(j)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(k)
“Fair Market Value” of a Share on any date of reference shall be the Closing Price of a share of Common Stock on the business day immediately preceding such date, unless the Committee in its sole discretion shall determine otherwise in a fair and uniform manner.  For this purpose, the “Closing Price” of the Common Stock on any business day shall be (i) if the Common Stock is listed or admitted for trading on any United States national securities exchange, or if actual transactions are otherwise reported on a consolidated transaction reporting system, the last reported sale price of the Common Stock on such exchange or reporting system, as reported in any newspaper of general circulation, (ii) if the common stock is listed for trading on the TSX, the last reported sale price of the common stock on such exchange, as reported in any newspaper of general circulation, (iii) if the Common Stock is quoted on The Nasdaq Stock Market (“Nasdaq”), or any similar system of automated dissemination of quotations of securities prices in common use, the mean between the closing high bid and low asked quotations for such day of the Common Stock on such system, or (iv) if neither clause (i), (ii) nor (iii) is applicable, the mean between the high bid and low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on at least five of the 10 preceding days.  If the information set forth in clauses (i) through (iii) above is unavailable or inapplicable to the Company (e.g., if the Company’s Common Stock is not then publicly traded or quoted), then the “Fair Market Value” of a Share shall be the fair market value (i.e., the price at which a willing seller would sell a Share to a willing buyer when neither is acting under compulsion and when both have reasonable knowledge of all relevant facts) of a share of the Common Stock on the business day immediately preceding such date as the Committee in its sole and absolute discretion shall determine in a fair and uniform manner.

(l)	“Incentive Stock Option” shall mean an incentive stock option as defined in Section 422 of the Code.
(m)
“Insider” means (i) a director or senior officer of the Company, (ii) a director or senior officer of a company that is an Insider or subsidiary of the Company, (iii) a person that beneficially owns or controls, directly, or indirectly, voting shares carrying more than 10% of the voting rights attached to all outstanding voting shares of the Company, or the Company itself if it holds any of its own securities.

(n)
“Management Company Employee” means an individual employed by a person providing management services to the Company, which services are required for the ongoing successful operations of the business enterprise of the Company.

(o)	“Non-Statutory Stock Option” or “Non-qualified Stock Option” shall mean an Option, which is not an Incentive Stock Option.
(p)
“Officer” shall mean the Company’s chairman, president, principal financial officer, principal accounting officer (or, if there is no such accounting officer, the controller), any vice-president of the Company in charge of a principal business unit, division or function (such as sales, administration or finance), any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Company.  Officers of Subsidiaries shall be deemed Officers of the Company if they perform such policy-making functions for the Company.  As used in this paragraph, the phrase “policy-making function” does not include policy-making functions that are not significant.  Unless specified otherwise in a resolution by the Board, an “executive officer” pursuant to Item 401(b) of Regulation S-K (17 C.F.R. § 229.401(b)) shall be only such person designated as an “Officer” pursuant to the foregoing provisions of this paragraph.

(q)	“Option” (when capitalized) shall mean any stock option granted under this Plan.
(r)	“Optioned Shares” mean the Shares, which may be acquired on exercise of an Option.
(s)	“Optionee” shall mean a person to whom an Option is granted under this Plan or any person who succeeds to the rights of such person under this Plan by reason of the death of such person.
(t)	“Plan” shall mean this Amended and Restated Stock Option Planof Energizer Resources Inc., as of October, 2012, which may be further amended or restated from time to time.
(u)	“Share” or “Shares” shall mean a share or shares, as the case may be, of the Common Stock, as adjusted in accordance with Section 10 of this Plan.
(v)
“Subsidiary” shall mean any corporation (other than the Company) in any unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

(w)	“TSX” means the Toronto Stock Exchange or any successor thereto.
(x)	“TSX Manual” means the Toronto Stock Exchange Company Manual.
(y)	“U.S. Optionee” means an Optionee who is a citizen of the United States or a resident of the United States, in each case as defined in section 7701(a)(30) and section 7701(b)(1) of the Code.

3.	Shares and Options.
Subject to adjustment in accordance with Section 10 hereof, the Company may issue up to thirty-two million, five hundred thousand (32,500,000) Options to acquire Shares held in the Company’s treasury or from authorized and unissued Shares through the exercise of Options issued pursuant to the provisions of this Plan.  If any Option granted under this Plan shall terminate, expire, or be canceled, forfeited or surrendered as to any Shares, the Shares relating to such lapsed Option shall be available for issuance pursuant to new Options subsequently granted under this Plan.  Upon the grant of any Option hereunder, the authorized and unissued Shares to which such Option relates shall be reserved for issuance to permit exercise under this Plan.  Subject to the provisions of Section 15 hereof, an Option granted hereunder shall be either an Incentive Stock Option or a Non-Statutory Stock Option as determined by the Committee at the time of grant of such Option and shall clearly state whether it is an Incentive Stock Option or Non-Statutory Stock Option.  No Incentive Stock Option shall be granted more than 10 years after the earlier of (i) the date on which this Plan is adopted by the Board or (ii) the date on which this Plan is approved by shareholders of the Company.

4.	Limitations.
Options otherwise qualifying as Incentive Stock Options hereunder will not be treated as Incentive Stock Options to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares, with respect to which Options meeting the requirements of Code Section 422(b) are exercisable for the first time by any individual during any calendar year (under all stock option or similar plans of the Company and any Subsidiary), exceeds U.S. $100,000.

5.	Conditions for Grant of Options.
(a)
Each Option shall be evidenced by an option agreement that may contain any term deemed necessary or desirable by the Committee, provided such terms are not inconsistent with this Plan or any applicable law.  Optionees shall be those persons selected by the Committee from the class of all regular Employees of the Company or its Subsidiaries, including Employees, Directors and Officers who are regular employees of the Company, Directors who are not regular employees of the Company, as well as Consultants to the Company.  Any person who files with the Committee, in a form satisfactory to the Committee, a written waiver of eligibility to receive any Option under this Plan shall not be eligible to receive any Option under this Plan for the duration of such waiver.

(b)
For so long as the Shares are listed on the TSX, the Company covenants that all Employees, Consultants or Management Company Employees shall be bona fide Employees, Consultants or Management Company Employees as the case may be, of the Company or its Subsidiaries.

(c)
In granting Options, the Committee shall take into consideration the contribution the prospective Optionee has made, or is expected to make, to the success of the Company or its Subsidiaries and such other factors as the Committee shall determine.  The Committee shall also have the authority to consult with and receive recommendations from Officers and other personnel of the Company and its Subsidiaries with regard to these matters.  The Committee may from time to time in granting Options under this Plan prescribe such terms and conditions concerning such Options as it deems appropriate, provided that such terms and conditions are not more favorable to an Optionee than those expressly permitted herein; provided further, however, that to the extent not cancelled pursuant to Section 9(b) hereof, upon a Change in Control, any Options that have not yet vested, may, in the sole discretion of the Committee, vest upon such Change in Control.

(d)
The Options granted to Employees under this Plan shall be in addition to regular salaries, consulting fees, pension, life insurance or other benefits related to their employment with the Company or its Subsidiaries.  Neither this Plan nor any Option granted under this Plan shall confer upon any person any right to employment or continuance of employment (or related salary and benefits) by the Company or its Subsidiaries.

(e)	If and for so long as the Shares are listed on the TSX:
(i)
the number of Options granted to Insiders within a 12 month period may not exceed 10% of the number of issued and outstanding Shares, unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance;

(ii)
the maximum aggregate number of Shares that may be reserved under the Plan for issuance to any one individual in any 12 month period shall not exceed 5% of the issued and outstanding Shares at the time of grant; unless the Company has obtained Disinterested Shareholder Approval (as such term is defined in the TSX Manual) for such an issuance;

(iii)
the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangements of the Company for issuance to any one Consultant during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;

(iv)
the maximum aggregate number of Shares that may be reserved under the Plan or other share compensation arrangement of the Company for issuance to persons who are employed in investor relations activities (as defined in the TSX  Manual) during any 12 month period shall not exceed 2% of the issued and outstanding Shares at the time of grant;and

(v)	the Board shall, through the establishment of the appropriate procedures, monitor the trading in the securities of the Company by all Optionees performing Investor Relations Activities.
(f)
Subject to the policies of the TSX, an Option shall vest and may be exercised (in each case to the nearest full Share) during the period for which the option is granted in accordance with a vesting schedule as the Board may determine in its discretion.

(g)	Subject to TSX approval, the exercise price per Optioned Share under an Option may be reduced at the discretion of the Board or Committee if:
a.	at least six months has elapsed since the later of the date such Option was granted and the date the exercise price for such Option was last amended; and
b.	disinterested shareholder approval of the shareholders of the Company is obtained for any reduction in the exercise price under an Option held by an Insider of the Company;

provided that if the exercise price is reduced to the then Discounted Market Price (as such term is defined in the TSX Manual), the TSX four month hold period will apply from the date of the amendment and further provided that no such conditions will apply in the case of an adjustment made under subsection 10(a) hereof.  Notwithstanding anything to the contrary herein, the exercise price of an outstanding Option held by a U.S. Optionee will not be reduced below the Fair Market Value of a Share on the date of such modification of the Option.

6.	Exercise Price.
The exercise price per Share of any Option shall be any price determined by the Committee but in no event shall the exercise price per Share of any Option be less than the Fair Market Value of the Shares underlying such Option on the date such Option is granted and, in the case of an Incentive Stock Option granted to a 10% stockholder, as described in Section 15, the per Share exercise price will not be less than 110% of the Fair Market Value.  Re-granted Options, or Options, which are canceled and then re-granted covering such canceled Options, will, for purposes of this Section 6, be deemed to have been granted on the date of the re-granting.

7.	Deemed Exercise of Options.
(a)
An Option shall be deemed exercised when (i) the Company has received written notice of such exercise in accordance with the terms of the Option, (ii) full payment of the aggregate option price of the Shares as to which the Option is exercised has been made, (iii) the Optionee has agreed to be bound by the terms, provisions and conditions of any applicable stockholders’ agreement, and (iv) arrangements that are satisfactory to the Committee in its sole discretion have been made for the Optionee’s payment to the Company of the amount that is necessary for the Company or the Subsidiary employing the Optionee to withhold in accordance with applicable Federal, Provincial or state tax withholding requirements.  Unless further limited by the Committee in any Option, the exercise price of any Shares purchased pursuant to the exercise of such Option shall be paid in cash, by certified or official bank check or by money order.

(b)
No Optionee shall be deemed to be a holder of any Shares subject to an Option unless and until a stock certificate or certificates for such Shares are issued to such person(s) under the terms of this Plan.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 10 hereof.

8.	Exercise of Options.
Any Option shall become exercisable in such amounts, at such intervals, upon such events or occurrences and upon such other terms and conditions as shall be provided in an individual Option agreement evidencing such Option, except as otherwise provided in Section 5(c) or this Section 8.
(a)
The expiration date(s) of an Option shall be determined by the Committee at the time of grant, but in no event shall an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

(b)
Unless otherwise expressly provided in any Option as approved by the Committee, notwithstanding the exercise schedule set forth in any Option, each outstanding Option, may, in the sole discretion of the Committee, become fully exercisable upon the date of the occurrence of any Change of Control, but, unless otherwise expressly provided in any Option, no earlier than six months after the date of grant, and if and only if Optionee is in the employ of the Company on such date.

(c)
The Committee may in its sole discretion accelerate the date on which any Option may be exercised and may accelerate the vesting of any Shares subject to any Option or previously acquired by the exercise of any Option.

9.	Termination of Option Period.
(a)
Unless otherwise expressly provided in any Option Agreement, and subject to any applicable limitations contained in Section 15(c) of this Plan, the unexercised portion of any Option shall automatically and without notice immediately terminate and become forfeited, null and void at the time of the earliest to occur of the following:

(i)
the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the Optionee’s employment is terminated for any reason other than by reason of (a) Cause, (b) the termination of the Optionee’s employment with the Company by such Optionee following less than 60 days’ prior written notice to the Company of such termination (an “Improper Termination”), (c) a mental or physical disability (within the meaning of Section 22(e) of the Code) as determined by a medical doctor satisfactory to the Committee, or (d) death;

(ii)	immediately upon (a) the termination by the Company of the Optionee’s employment for Cause, or (b) an Improper Termination;
(iii)
the later of (a) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (b) three months after the date on which the Optionee shall die if such death shall occur during such period;

(iv)	one year after the date of termination of the Optionee’s employment by reason of death of the employee ; or
(v)	the expiration date of the Option established on the date of grant and set forth in the Option Agreement.
(b)
The Committee in its sole discretion may, by giving written notice (“cancellation notice”), cancel effective upon the date of the consummation of any corporate transaction described in Subsection 10(d) hereof, any Option that remains unexercised on such date.  Such cancellation notice shall be given a reasonable period of time prior to the proposed date of such cancellation and may be given either before or after approval of such corporate transaction.

(c)
Upon termination of Optionee’s employment as described in this Section 9, or otherwise, any Option (or portion thereof) not previously vested or not yet exercisable pursuant to Section 8 of this Plan shall be immediately canceled.

10.	Adjustment of Shares.
(a)
If at any time while this Plan is in effect or unexercised Options are outstanding, there shall be any increase or decrease in the number of issued and outstanding Shares through the declaration of a stock dividend or through any recapitalization resulting in a stock split, combination or exchange of Shares (other than any such exchange or issuance of Shares through which Shares are issued to effect an acquisition of another business or entity or the Company’s purchase of Shares to exercise a “call” purchase option), then and in such event:

(i)
appropriate adjustment shall be made in the maximum number of Shares available for grant under this Plan, so that the same percentage of the Company’s issued and outstanding Shares shall continue to be subject to being so optioned;

(ii)
appropriate adjustment shall be made in the number of Shares and the exercise price per Share thereof then subject to any outstanding Option, so that the same percentage of the Company’s issued and outstanding Shares shall remain subject to purchase at the same aggregate exercise price; and

(iii)	such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive.
(b)
Subject to the prior consent of the TSX and the specific terms of any Option, the Committee may change the terms of Options outstanding under this Plan, with respect to the option price or the number of Shares subject to the Options, or both, when, in the Committee’s sole discretion, such adjustments become appropriate by reason of a corporate transaction described in Subsection 10(d) hereof, or otherwise, provided that any adjustment to an outstanding Option held by a U.S. Optionee will be made in a manner that complies with, and does not create adverse tax consequences under, section 409A of the Code.

(c)
Except as otherwise expressly provided herein, the issuance by the Company of shares of its capital stock of any class, or securities convertible into or exchangeable for shares of its capital stock of any class, either in connection with a direct or underwritten sale, or upon the exercise of rights or warrants to subscribe therefor or purchase such Shares, or upon conversion of obligations of the Company into such Shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of or exercise price of Shares then subject to outstanding Options granted under this Plan.

(d)
Without limiting the generality of the foregoing, the existence of outstanding Options granted under this Plan shall not affect in any manner the right or power of the Company to make, authorize or consummate:

(i)	any or all adjustments, reclassifications, recapitalizations, reorganizations or other changes in the Company’s capital structure or its business;
(ii)	any merger or consolidation of the Company or to which the Company is a party;
(iii)	any issuance by the Company of debt securities, or preferred or preference stock that would rank senior to or above the Shares subject to outstanding Options;
(iv)	any purchase or issuance by the Company of Shares or other classes of common stock or common equity securities;
(v)	the dissolution or liquidation of the Company;
(vi)	any sale, transfer, encumbrance, pledge or assignment of all or any part of the assets or business of the Company; or
(vii)	any other corporate act or proceeding, whether of a similar character or otherwise.
(e)
The Optionee shall receive written notice within a reasonable time prior to the consummation of such action advising the Optionee of any of the foregoing.  The Committee may, in the exercise of its sole discretion, in such instances declare that any Option shall terminate as of a date fixed by the Board and give each Optionee the right to exercise his or her Option.

11.	Transferability.
No Option or stock appreciation right granted hereunder shall be sold, pledged, assigned, hypothecated, disposed or otherwise transferred by the Optionee other than by will or the laws of descent and distribution and no Option or stock appreciation right shall be exercisable during the Optionee’s lifetime by any person other than the Optionee.

12.	Issuance of Shares.
As a condition of any sale or issuance of Shares upon exercise of any Option, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation including, but not limited to, the following:
(i)
a representation and warranty by the Optionee to the Company, at the time any Option is exercised, that he  or she is acquiring the Shares to be issued to him for investment and not with a view to, or for sale in connection with, the distribution of any such Shares; and

(ii)
an agreement and undertaking to comply with all of the terms, restrictions and provisions set forth in any then applicable stockholders’ agreement relating to the Shares, including, without limitation, any restrictions on transferability, any rights of first refusal and any option of the Company to “call” or purchase such Shares under then applicable agreements, and

(iii)
any restrictive legend or legends, to be embossed or imprinted on Share certificates, that are, in the discretion of the Committee, necessary or appropriate to comply with the provisions of any securities law or other restriction applicable to the issuance of the Shares.

(iv)
if and for so long as the Shares are listed on the TSX, the exercise price is reduced to Discounted Market Price, Options will be subject to a four month hold period commencing from the date of grant and any Shares issued pursuant to the exercise of an Option prior to the expiry of the hold period will bear the following TSX legend (or similar wording, with the same effect):

“Without prior written approval of the TSX and compliance with all applicable securities legislation, the securities represented by this certificate may not be sold, transferred, hypothecated or otherwise traded on or through the facilities of the TSX or otherwise in Canada or to or for the benefit of a Canadian resident until [four months + 1 day from the date of grant.]”

13.	Stock Appreciation Rights.
The Committee may grant stock appreciation rights to Employees in tandem with Options that have been or are granted under the Plan. A stock appreciation right shall entitle the holder to receive, with respect to each Share as to which the right is exercised, payment in an amount equal to the excess of the Share’s Fair Market Value on the date the right is exercised over its Fair Market Value on the date the right was granted.  Such payment will be made in cash. The Committee may establish a maximum appreciation value payable for stock appreciation rights.

14.	Administration of this Plan.
(a)
This Plan shall be administered by the Committee, which shall consist of not less than two Directors.  The Committee shall have all of the powers of the Board with respect to this Plan.  Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board and any vacancy occurring in the membership of the Committee may be filled by appointment by the Board.

(b)	Subject to the provisions of this Plan and the policies of the TSX, the Committee shall have the authority, in its sole discretion, to:
(i)	grant Options;
(ii)	determine the exercise price per Share at which Options may be exercised;
(iii)	determine the Optionees to whom, and time or times at which, Options shall be granted;
(iv)	determine the number of Shares to be represented by each Option;
(v)
determine the terms, conditions and provisions of each Option granted (which need not be identical) and, with the consent of the holder thereof, modify or amend each Option, provided that no modification of an outstanding Option held by a U.S. Optionee will be made if it would result in adverse tax consequences under Section 409A of the Code;

(vi)	defer (with the consent of the Optionee) or accelerate the exercise date of any Option; and
(vii)	make all other determinations deemed necessary or advisable for the administration of this Plan, including re-pricing, canceling and re-granting Options.
(c)
The Committee, from time to time, may adopt rules and regulations for carrying out the purposes of this Plan.  The Committee’s determinations and its interpretation and construction of any provision of this Plan shall be final, conclusive and binding upon all Optionees and any holders of any Options granted under this Plan.

(d)	Any and all decisions or determinations of the Committee shall be made either:
(i)	by a majority vote of the members of the Committee at a meeting of the Committee; or
(ii)	without a meeting by the unanimous written approval of the members of the Committee.
(e)	No member of the Committee, or any Officer or Director of the Company or its Subsidiaries, shall be personally liable for any act or omission made in good faith in connection with this Plan.

15.	Incentive Stock Options for 10% Stockholders; Other Limitations on Incentive Stock Options.
(a)
Notwithstanding any other provisions of this Plan to the contrary, an Incentive Stock Option shall not be granted to any person owning directly or indirectly (through attribution under Section 424(d) of the Code) at the date of grant, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (or of its Subsidiary) at the date of grant unless the exercise price of such Option is at least 110% of the Fair Market Value of the Shares subject to such Option on the date the Option is granted, and such Option by its terms is not exercisable after the expiration of 5 years from the date such Option is granted.

(b)	An Incentive Stock Option may be granted only to a person who is an employee of the Company or of any parent or subsidiary of the Company (within the meaning of section 424 of the Code).
(c)
Incentive Stock Options are subject to the limitations contained in Section 9(a) of this Plan and the applicable Option Agreement.  In addition, in order to retain its status as an Incentive Stock Option, the following rules related to timing of exercise of the Incentive Stock Option following termination of employment apply, and failure to exercise within the applicable time period will result in loss of status as an Incentive Stock Option.

(i)
If a U.S.  Optionee who has been granted an Incentive Stock Option ceases to be an employee of the Company (or by a subsidiary of the Company within the meaning of Section 424 of the Code) for any reason, whether voluntary or involuntary, other than death, permanent disability or just cause, then in order for the Option to retain Incentive Stock Option status, the Incentive Stock Option must be exercised by the earlier of (a) the date that is three months after the date of cessation of employment or (b) the expiration of the term of such Incentive Stock Option.  For the purposes of this Section, the employment of a U.S. Optionee who has been granted an Incentive Stock Option will not be considered interrupted or terminated upon (a) sick leave, military leave or any other leave of absence approved by the Committee that does not exceed ninety (90) days in the aggregate; provided, however, that if reemployment upon the expiration of any such leave is guaranteed by contract or applicable law, such ninety (90) day limitation will not apply, or (b) a transfer from one office of the Company (or of any subsidiary) to another office of the Company (or of any parent or subsidiary) or a transfer between the Company and any parent or subsidiary.

(ii)
If a U.S. Optionee who has been granted Incentive Stock Options ceases to be employed by the Company (or by any parent or subsidiary of the Company within the meaning of Section 424 of the Code) because of a permanent disability, such U.S. Optionee may exercise such Incentive Stock Option (to the extent such Incentive Stock Option was exercisable on the date of permanent disability at any time prior to the earlier of (a) the expiration date of the Option established on the date of grant and set forth in the Option Agreement; or (b) the date that is later of (i) the expiration of a period not to exceed one year (such period to be determined by the Board in its sole discretion) after the date on which the U.S. Optionee’s employment is terminated by reason of a mental or physical disability (within the meaning of Code Section 22(e)) as determined by a medical doctor satisfactory to the Committee, or (ii) three months after the date on which the U.S. Optionee shall die if such death shall occur during such period.

(d)
In the event that this Plan is not approved by the shareholders of the Company within twelve (12) months before or after the date on which this Plan is adopted by the Board, any Incentive Stock Option granted under this Plan will automatically be deemed to be a Non-Statutory Stock Option.

16.	Interpretation.
(a)
This Plan shall be administered and interpreted so that all Incentive Stock Options granted under this Plan will qualify as Incentive Stock Options under Section 422 of the Code.  If any provision of this Plan should be held invalid for the granting of Incentive Stock Options or illegal for any reason, such determination shall not affect the remaining provisions hereof, and this Plan shall be construed and enforced as if such provision had never been included in this Plan.

(b)	This Plan shall be governed by the laws of the Province of Ontario, Canada.
(c)	Headings contained in this Plan are for convenience only and shall in no manner be construed as part of this Plan or affect the meaning or interpretation of any part of this Plan.
(d)	Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate.
(e)
Time shall be of the essence with respect to all time periods specified for the giving of notices to the company hereunder, as well as all time periods for the expiration and termination of Options in accordance with Section 9 hereof (or as otherwise set forth in an option agreement).

17.	Amendment and Discontinuation of this Plan.
Subject to the policies of the TSX, either the Board or the Committee may from time to time amend this Plan or any Option without the consent or approval of the stockholders of the Company; provided, however, that, except to the extent provided in Section 9, no amendment or suspension of this Plan or any Option issued hereunder shall substantially impair any Option previously granted to any Optionee without the consent of such Optionee.

Notwithstanding any provision in a plan allowing amendments without security holder approval, specific security holder approval is required for the following:
(a)	a reduction in the exercise price or purchase price benefiting an insider of the issuer;
(b)	an extension of the term benefiting an insider of the issuer;
(c)	any amendment to remove or to exceed the insider participation limit;
(d)	an increase to the maximum number of securities issuable, either as a fixed number or a fixed percentage of the listed issuer's outstanding capital represented by such securities; and
(e)	amendments to an amending provision within a security based compensation arrangement.

18.	Termination Date.
               This Plan shall terminate ten years after the date of adoption by the Board of Directors.